Cash and Cash Equivalents	12 Months Ended
Mar. 31, 2020
Cash And Cash Equivalents [Abstract]
Cash and cash equivalents

2.1 Cash and cash equivalents

Cash and cash equivalents consist of the following:

(Dollars in millions)
	As of
	March 31, 2020	March 31, 2019
Cash and bank deposits	1,624	2,052
Deposits with financial institutions	841	777
	2,465	2,829

Cash and cash equivalents as of March 31, 2020 and March 31, 2019 include restricted cash and bank balances of $52 million and $52 million, respectively. The restrictions are primarily on account of bank balances held by irrevocable trusts controlled by the Company and bank balances held as margin money deposits against guarantees.

The deposits maintained by the Group with banks and financial institution comprise of time deposits, which can be withdrawn by the Group at any point without prior notice or penalty on the principal.

Refer to Note 2.3 for accounting policies on financial instruments.